KANGAROO
EXPRESS
NEW
GREAT TASTING
COFFEE

KANGAROO
EXPRESS

Investor Relations Presentation

Safe Harbor Statement
Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements. These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements. Please refer to the company’s Annual Report on Form 10-
K and its other filings with the SEC for a discussion of significant risk factors applicable to the company. In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation. While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Indiana
Kansas
Missouri
Kentucky
Virginia
North Carolina
Tennessee
South Carolina
Mississippi
Alabama
Georgia
Louisiana
Florida

Leading convenience store retailer concentrated in the
southeastern United States

_____________________
Note: Map is illustrative
1,655 Stores Located in Thirteen States as of August 8, 2011
 Pantry Store Locations

Key Strategies

■ Improve same store sales and merchandise gross margin with focus on coffee, bakery, cold dispensed, and meals and snacks
■ Invest in technology to drive effectiveness and efficiency
■ Improve cost structure
■ Reduce working capital investment
■ Divest of nonproductive assets
■ Accelerate EBITDA and cash flow growth

51.5%
34.1%
Pantry
Total Merchandise
Industry
Foodservice

Why Meals & Snacks?
_____________________
(1) Represents trailing twelve months June, 2011 total merchandise gross margin for The Pantry
(2) Industry data is foodservice only for Calendar Year 2010 and Industry source is NACS SOI
1
2
Gross Margin Comparison

Focused on capturing the foodservice opportunity

_____________________
(1) Pantry Foodservice includes Fast Foodservice, Self-Service Fast Foods and Beverages and is for trailing twelve months June, 2011
(2) Industry Data is for Calendar Year 2010 and Industry source is NACS
Industry2
Pantry1
17%
9%
Foodservice Mix of Total Inside Sales
QSR is 4.5% of Pantry Foodservice

Bakery, 5%
Hot Disp Bev, 30%
Sandwiches, 15%
Cold Disp Bev, 15%
Hot Dogs, 10%
Pizza, 10%
Chicken , 5%
Other, 10%

Why Coffee?
Industry Foodservice Sales Mix
_____________________
Source: Convenience Store News 2009 Extended Foodservice Study. Figures based on annual 2008 average per store sales and rounded to nearest 5% interval
75% can be implemented
without an investment in
a full kitchen

DISPENSING
PREPARATION
Bean Street Coffee Focus

THE CHILL ZONE

chill your thirst
fountain
COLDER LONGER

Krispy Kreme

Cold Dispensed Beverages
Bakery
Other Areas of Focus

NEW
GREAT TASTING
COFFEE

KANGAROO
EXPRESS
KANGAROO
EXPRESS

Getting the word out (Raleigh marketing plan)
Sampling
Strategic Partnerships
Digital Relationship Marketing
“Battle for Bean Street”
Radio

KANGAROO EXPRESS

condiments
BEAN STREET
COFFEE COMPANY

THE GRILL DEPOT

11

FRESH focus on breakfast, lunch, all day snacks
Lunch and Snacks
Breakfast

Fast, Friendly and Clean Platform

FRESH Program Highlights

■ Estimated $80-100K average investment per store for Fresh elements
■ Goal of increasing foodservice mix to 13% of sales
■ Target margin improvement of 150 bps over time
■ Expect 20% cash on cash returns
■ Coffee is King
■ Breakfast, lunch and all day snack occasions
■ Includes cold dispensed, grill, and bakery
■ Fast, Friendly and Clean foundation
■ 150 stores completed by end of June, 2011
■ Expect 400 stores completed by end of calendar 2011
■ Completed the following markets: Raleigh, Charlotte, Birmingham,
 Gulf Coast/Hattiesburg
Financials
Focus
Roll-out

Systems investment to drive effectiveness and
efficiency

■ KSS Fuels system (pricing)
■ Automatic Tank Gauges (inventory visibility, compliance)
■ Rebranding
■ Segmentation and Analytics focus
■ PCI Compliant
■ Promotional flexibility
■ Capturing transaction level detail
■ Reducing to two main POS platforms
■ Workforce Management
 - Task Management, launched in Q1 2011
 - Labor Scheduling, phase 1 launched Q3 2011
 - Time and Attendance
■ Streamlining back room processes to redeploy more hours to foodservice
■ Focused on expense efficiency
■ Target reduction of G&A to historical levels of approximately $90 million over the course of the next three years
Fuel
Point of Sale
Store &
Corporate

($ in mm)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$154
$141
$158
$169
$155
$135
2006
2007
2008
2009
2010
TTM Q3 2011

($ in mm)
$300
$250
$200
$150
$100
$50
$0
$280
$217
$253
$284
$240
$234
2006
2007
2008
2009
2010
TTM Q3 2011

_____________________
(1) Includes 53 weeks
(2) 2011 represents trailing twelve months June, 2011
(3) See slides 25 and 26, which include a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measures.
History of consistent cash flows & Adjusted EBITDA

Adjusted EBITDA 3
Operating Cash Flow
Fiscal Year
Fiscal Year
1
1
1,2
1,2

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Fuel
Merchandise
$5,962
$4,576
$1,386
$6,911
$5,335
$1,576
$8,996
$7,359
$1,637
$6,390
$4,731
$1,659
$7,265
$5,467
$1,798
$7,914
$6,099
$1,814
2006
2007
2008
2009
2010
TTM Q3 2011

Fuel comprises the majority of revenue

Revenue Split: Merchandise vs. Fuel
($ in mm)
Fiscal Year
_____________________
(1) Includes 53 weeks
(2) 2011 represents trailing twelve months June, 2011
1
1,2

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Fuel
Merchandise
$798
$810
$857
$898
$872
$873
$280
$224
$262
$311
$265
$255
$518
$586
$595
$587
$607
$618
2006
2007
2008
2009
2010
TTM Q3 2011

Gross profit is driven by merchandise

Gross Profit Split: Merchandise vs. Fuel
($ in mm)
Fiscal Year
_____________________
(1) Includes 53 weeks
(2) 2011 represents trailing twelve months June, 2011
1,2
1

CPG
OIL
Avg Quarterly PTRY Retail CPG
Avg Monthly Crude Oil Price per Barrel
30
25
20
15
10
5
0
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
21.2¢
11.1¢
14.1¢
17.4¢
8.7¢
11.5¢
12.8¢
10.5¢
10.5¢
9.0¢
10.6¢
19.2¢
25.8¢
11.2¢
9.3¢
13.7¢
10.9¢
13.9¢
15.5¢
11.2¢
10.4¢
13.7¢
16.6 ¢
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Oil price changes drive volatility in quarterly retail
gasoline margins

_____________________
Source: Energy Information Administration. Data represents daily average futures contract price per barrel of light sweet crude (contract 1) and CPG is net of credit card fees and repairs and maintenance
FY2006
FY2007
FY2008
FY2009
¢
¢
¢
¢
¢
¢
¢
FY2010
FY2011

18
16
14
12
10
8
6
4
2
0
13.4¢
12.3¢
13.2¢
12.5¢
10.4¢
12.5¢
12.0¢
14.3¢
15.9¢
10.9¢
12.3¢
14.9¢
12.9¢
12.9¢
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
TTM Q3 2011

Annual CPG tends to remain relatively stable

Fiscal Year
_____________________
Note: Shaded area represents average historical CPG range and CPG is net of credit card fees and repairs and maintenance
(1) 2011 represents trailing twelve months June, 2011.
Annual Net CPG Margins Typically Range from 12.0¢ to 13.5¢
¢
¢
¢
¢
¢
¢
¢
¢
¢
¢
1

15 ¢
14 ¢
13 ¢
12 ¢
11 ¢
10 ¢
13.4¢
13.4¢
12.9¢
3 Yr
5 Yr
10 Yr

Historical averages reinforce the stability

Historical CPG Averages
_____________________
Note: Historical averages are non-weighted averages of each fiscal year. CPG is net of credit card fees and repairs and maintenance

High degree of fragmentation presents opportunities

75% of U.S. Convenience
Stores are Single Stores or
Small Chains
146,000 Total U.S. C-Stores
_____________________
Source: U.S. Convenience December 2010 Store Count (Gas and Non-Gas) from NACS/TDLinx;
Small chains are defined as those having 50 or fewer stores
19,000 C-Stores in FL, NC and SC
Kangaroo Express has 1,057 or 6%
75% of C-Stores in FL, NC and SC are
single stores or small chains

Financial Flexibility

■ Meaningful liquidity
 } $182 million in cash-on-hand
 } $225 million revolver - $0 drawn, approximately $116 million available after LOCs
■ Long-term debt profile; earliest maturity is the convertible debt in
 November 2012
 } Recently amended credit facility to allow the junior payment basket to grow on an annual basis with full carryover of unused amounts
■ Covenant-light bank facility
 } 6.25x Adj. Net Debt / EBITDAR Leverage
 } 2.25x Interest Coverage
_____________________
Note: Balance Sheet data as of June 30, 2011

Key Strategies

■ Improve same store sales and merchandise gross margin with focus on coffee, bakery, cold dispensed, and meals and snacks
■ Invest in technology to drive effectiveness and efficiency
■ Improve cost structure
■ Reduce working capital investment
■ Divest of nonproductive assets
■ Accelerate EBITDA and cash flow growth

Appendix

($ in mm)	TTM Q3 2011[1]	2010	2009	2008	2007	2006
Adjusted EBITDA	$ 234	$ 240	$ 284	$ 253	$ 217	$ 280
Gain (loss) on extinguisment of debt	-	(1)	4	-	(2)	(2)
Interest on lease finance obligations	(43)	(43)	(43)	(42)	(33)	(22)
Interest expense - all other, net	(44)	(45)	(49)	(53)	(45)	(38)
Depreciation and amortization	(119)	(121)	(109)	(108)	(96)	(76)
Goodwill and other impairment charges	(6)	(267)	(2)	(3)	(1)	(0)
Income tax benefit (expense)	(7)	71	(31)	(18)	(16)	(55)
Net income (loss)	$ 15	$ (166)	$ 54	$ 29	$ 24	$ 87

Reconciliation of Non-GAAP Measures

Adjusted EBITDA Reconciled to Net Income/(Loss)
_____________________
(1) 2011 represents trailing twelve months June, 2011

($ in mm)	TTM Q3 2011[1]	2010	2009	2008	2007	2006
Adjusted EBITDA	$ 234	$ 240	$ 284	$ 253	$ 217	$ 280
Gain (loss) on extinguisment of debt	-	(1)	4	-	(2)	(2)
Interest on lease finance obligations	(43)	(43)	(43)	(42)	(33)	(22)
Interest expense - all other, net	(44)	(45)	(49)	(53)	(45)	(38)
Income tax benefit (expense)	(7)	71	(31)	(17)	(15)	(56)
Stock-based compensation expense	3	3	6	3	4	3
Changes in operating assets and liabilities	(43)	(14)	(18)	(6)	6	(19)
Non-cash loss on extinguishment of debt	-	-	-	-	2	2
Other	36	(57)	16	21	7	5
Net cash provided by operating activities	$ 135	$ 155	$ 169	$ 158	$ 141	$ 154
Net cash used in investing activities	$ (152)	$ (98)	$ (166)	$ (116)	$ (529)	$ (219)
Net cash provided by (used in) financing activities	$ (16)	$ (27)	$ (51)	$ 104	$ 339	$ 74

Reconciliation of Non-GAAP Measures

Adjusted EBITDA Reconciled to Cash Flows
_____________________
(1) 2011 represents trailing twelve months June, 2011